THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST PURSUANT TO RULE 24b-2. REDACTED MATERIAL IS MARKED WITH [***] AND HAS

BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.10

AMENDMENT NO. 1 TO

CELLULOSE SPECIALTIES AGREEMENT

THIS AMENDMENT is effective as of January 1, 2012, and is entered into by and between Nantong Cellulose Fibers Co., Ltd. (“Buyer”), and Rayonier Performance Fibers, LLC (“Seller”), collectively, the “Parties.”

WHEREAS, Buyer and Seller entered into a Cellulose Specialties Agreement with an effective date of January 1, 2012 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement to revise the parties respective purchase and sales volumes obligations;

WHEREAS, the Parties desire to revise certain business terms in the Agreement.

NOW THEREFORE, the Parties hereby amend the Agreement as follows:

1.	Replace Article 3(a) in its entirety with the following:

(a) Buyer shall purchase and Rayonier shall sell the following annual quantities:

2012 ***

2013 ***

2014 ***

Except as amended above, all remaining provisions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment effective as of the day and year first above written.

NANTONG CELLULOSE FIBERS CO., LTD.		RAYONIER PERFORMANCE FIBERS, LLC

By:	/s/ Mao Jun	By:	/s/ Erin Byers
Name:	Mao Jun	Name:	Erin Byers
Title:	Deputy Gen. Mgr. Administration	Title:	VP Sales Market Research
Date:	11/1/11	Date:	11/1/11